Property, Plant and Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
8. PROPERTY, PLANT AND EQUIPMENT

A summary of the historical cost of property, plant and equipment is as follows:

		December 31,
thousands	Estimated Useful Life	2018	2017
Land	n/a	$5,298	$5,096
Gathering systems and processing complexes	3 to 49 years	10,441,574	7,851,458
Pipelines and equipment	6 to 45 years	172,497	137,644
Assets under construction	n/a	604,265	954,719
Other	3 to 40 years	35,139	30,701
Total property, plant and equipment		11,258,773	8,979,618
Less accumulated depreciation		2,848,420	2,213,718
Net property, plant and equipment		$8,410,353	$6,765,900

The cost of property classified as “Assets under construction” is excluded from capitalized costs being depreciated. These amounts represent property that is not yet suitable to be placed into productive service as of the respective balance sheet date.

Impairments. During the year ended December 31, 2018, the Partnership recognized impairments of $230.6 million, including impairments of $125.9 million at the Third Creek gathering system and $8.1 million at the Kitty Draw gathering system. These assets were impaired to their estimated salvage values of $1.8 million and zero, respectively, using the market approach and Level 3 fair value inputs, due to the shutdown of the systems. See Note 1 for further information. Also during 2018, the Partnership recognized impairments of $38.7 million and $34.6 million at the Hilight and MIGC systems, respectively. These assets were impaired to their estimated fair values of $4.9 million and $15.2 million, respectively, using the income approach and Level 3 fair value inputs, due to a reduction in estimated future cash flows. The remaining $23.3 million of impairments was primarily related to (i) a $10.9 million impairment at the GNB NGL pipeline, which was impaired to its estimated fair value of $10.0 million using the income approach and Level 3 fair value inputs, and (ii) a $5.6 million impairment related to an idle facility at the Chipeta complex, which was impaired to its estimated salvage value of $1.5 million using the market approach and Level 3 fair value inputs.
During the year ended December 31, 2017, the Partnership recognized impairments of $180.1 million, including an impairment of $158.8 million at the Granger complex, which was impaired to its estimated fair value of $48.5 million using the income approach and Level 3 fair value inputs, due to a reduced throughput fee as a result of a producer’s bankruptcy. The remaining $21.3 million of impairments was primarily related to (i) an $8.2 million impairment due to the cancellation of a plant project at the Hilight system, (ii) a $3.7 million impairment at the Granger straddle plant, which was impaired to its estimated salvage value of $0.6 million using the income approach and Level 3 fair value inputs, (iii) a $3.1 million impairment of the Fort Union equity investment, (iv) a $2.0 million impairment of an idle facility in northeast Wyoming, which was impaired to its estimated salvage value of $0.4 million using the market approach and Level 3 fair value inputs, and (v) the cancellation of a pipeline project in West Texas.
During the year ended December 31, 2016, the Partnership recognized impairments of $17.8 million, including an impairment of $6.1 million at the Newcastle system, which was impaired to its estimated fair value of $3.1 million, using the income approach and Level 3 fair value inputs, due to a reduction in estimated future cash flows caused by the low commodity price environment. Also during 2016, the Partnership recognized impairments of $11.7 million, primarily related to the cancellation of projects at the DJ Basin complex and at the Springfield, DBJV and DBM oil systems and the abandonment of compressors at the MIGC system.